SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             June 29, 2000
                                                --------------------------



                              Hawks Industries, Inc.
                    ----------------------------------------
               (Exact name of registrant as specified in its charter)


      Wyoming                    0-5781                       83- 0211955
-------------------------------------------------------------------------
(State or other jurisdiction   (Commission                 (IRS Employer
of incorporation )              File Number)             Identification No.)


             913 Foster Road, Casper, Wyoming                      82601
------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)
Registrant's telephone number, including area code        (307) 234-1593
                                                   ---------------------



                                         N/A
                    --------------------------------------------
          (Former name or former address, if changed since last report.)

                            FORM 8-K CURRENT REPORT


     Item 5.    Other Events

     On June 29, 2000 Registrant entered into a Private Placement Agreement (the "Agreement") with Universal Equities Consolidated, LLC, a Nevada limited liability company and Thorntree Resources, LLC, a Delaware limited liability company (collectively referred to as "Buyers") in which Buyers acquired 50,000 shares of unregistered common stock from Registrant for $7.00 per share or a total consideration of $350,000. The Agreement consideration was deposited in the Registrant's bank account on June 30, 2000. A copy of the Agreement is attached hereto as Exhibit "A" and made a part hereof.

     On June 20, 2000 the Registrant filed its Form 10-Q/A for the quarter ended March 31, 2000 which reported net tangible assets of $1,704,000. The reported assets were below the Nasdaq net tangible assets requirement of $2,000,000 as set forth in Marketplace Rule 4310(c)(2)(B). The injection of capital from the Agreement allows the Registrant to exceed the Nasdaq net tangible asset requirement as demonstrated in the Registrant's May 31, 2000 Balance Sheet and Pro Forma Balance Sheet which are attached hereto as Exhibit "B" and Exhibit "C" and made a part hereof.

     Item 7.   Financial Statements

     Incorporated herein by reference is Registrant's Form 10-Q/A for the quarter ended March 31, 2000 which was filed by EDGAR on June 20, 2000.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKS INDUSTRIES, INC.
By:__/s/ Bruce A. Hinchey_________
BRUCE A. HINCHEY, President

Dated:_July 5, 2000________

                                  EXHIBIT "A"

          AGREEMENT made this 29th day of June, 2000 by and among UNIVERSAL EQUITIES CONSOLIDATED LLC, a Nevada limited liability company, and THORNTREE RESOURCES, LLC, a Delaware limited liability company ("Buyers"), and HAWKS INDUSTRIES, INC., a Wyoming corporation ("Seller").
                            W I T N E S S E T H :
                            - - - - - - - - - -
          WHEREAS, Seller wishes to increase its net worth and net tangible assets by Three Hundred Fifty Thousand Dollars ($350,000) and desires, for that purpose, to make a private placement of authorized, unissued shares of Seller's common stock; and
          WHEREAS, Buyers are willing pay Seller the sum of Three Hundred Fifty Thousand Dollars ($350,000) to purchase shares of Seller's authorized, unissued common stock in a private placement upon the terms and conditions set forth in this Agreement;
          NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties do hereby mutually agree as follow:
          1.  Sale of Stock.
              --------------
          Seller agrees to sell to Buyers, and Buyers agree to purchase from Seller, in the proportions and amounts set forth in Schedule A to this Agreement, a total of fifty thousand (50,000) shares (the "Shares") of Seller's authorized, unissued common stock, at a price of Seven Dollars ($7) per Share, for an aggregate price (the "Price") of Three Hundred Fifty Thousand Dollars ($350,000) on the terms and conditions set forth in this Agreement.
          2.  Payment of Price.
              -----------------
          Each of Buyers agrees to make payment of its portion of the Price, as set forth in Schedule A to this Agreement, by wire transfer to Seller's bank account at American National Bank, which maintains offices in Casper and Cheyenne, Wyoming, as soon as practicable but no more than one (1) business day after the execution of this Agreement.
          3. Delivery of Stock Certificates
             ------------------------------
          Immediately upon compliance with governmental and regulatory filing requirements, which Seller agrees to accomplish as soon as practicable, Seller will cause to be delivered to each of Buyers, at the address set forth in Schedule A to this Agreement, stock certificates issued in the name of such Buyer for the Shares purchased by it, in the denominations set forth in said Schedule A.
          4.  Seller's Warranties and Representations.
              ----------------------------------------
          To induce Buyers to enter into and perform this Agreement, Seller warrants and represents to each of Buyers that Seller has full power and authority to enter into and perform this Agreement, that all corporate and other action necessary to authorize the execution and performance of this Agreement by Seller has been taken, that this Agreement constitutes a valid and legal obligation of Seller enforceable in accordance with its terms, and that the Shares, when evidenced by stock certificates delivered hereunder, will be legally and validly issued, fully paid and non-assessable.
          5.  Buyers' Warranties and Representations.
              ---------------------------------------
          To induce Seller to enter into and perform this Agreement, each of Buyers warrants and represents that it has full power and authority to enter into and perform this Agreement, that all corporate and other action necessary to authorize the execution and performance of this Agreement by such Buyer has been taken, and that this Agreement constitutes the legal and valid obligation of such Buyer enforceable in accordance with its terms.
          6.  Buyers' Investment Representation.
              ----------------------------------
          Each of Buyers warrants and represents that it is acquiring the shares being purchased by it hereunder for its own account for investment and not with a view to distribution in violation of the Securities Act of 1933, as amended.
          7.  Notices
              -------
          All notices pursuant to or in connection with this Agreement shall be in writing and shall be deemed given to a party when mailed by certified, registered or express mail, return receipt requested, addressed to such party at the address set forth for it in Schedule A to this Agreement.
          8.  Binding Effect.
              ---------------
          This Agreement shall be binding upon the parties hereto and their respective successors and assigns.
          9.  Complete Agreement.
              -------------------
          This Agreement constitutes the complete agreement of the parties with respect to the subject matter hereof, has not been made in reliance upon any warranties or representations not set forth herein, and cannot be cancelled, revoked, terminated or modified, nor may any of its provisions be waived, except by a writing signed by the party to be charged.
          10.  Counterparts.
               -------------
          This Agreement may be executed in two or more counterparts all of which, together, shall constitute one and the same agreement
          11.  Applicable Law.
               ---------------
          This Agreement shall be governed by and construed under the laws of the State of New York.
          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers or representatives the day and year first above written.
                              HAWKS INDUSTRIES, INC.
                              By:
                                 _/s/ Bruce A. Hinchey___________
                                                  President

                              UNIVERSAL EQUITIES CONSOLIDATED, LLC
                              By:
                                 __/s/ Vincent P. Iannazzo_______
                                                  Manager

                              THORNTREE RESOURCES, LLC
                              By:
                                 __/s/ David H. Peipers__________
                                                   Manager





                                      SCHEDULE A
                                      ----------




                                          No. of
                                          Shares        Aggregate
Buyer's Name and Address                 Purchased        Price
------------------------                 ---------        -----

Universal Equities Consolidated, LLC       25,000*      $175,000
115 East 57th St., Suite 1540
New York, N.Y. 10022

Thorntree Resources, LLC                   25,000**     $175,000
888 Seventh Avenue, Suite 1608
New York, N.Y. 10106
____________
*These stock certificates shall be in
the denominations of 5,000 shares each.

**These stock certificates shall be
in the following denominations:
four certificates for 5,000 shares each;
four certificates for 1,000 shares each;
two certificates for 500 shares each.

Seller's Name and Address
-------------------------
Hawks Industries, Inc.
913 Foster Road
Casper, Wyoming 82601

EXHIBIT "B"

                    HAWKS INDUSTRIES. INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                      May 31,          March 31,
                                                       2000              2000
                                                       ----              ----
                                                    (unaudited)       (unaudited)
                    ASSETS
                    ------
CURRENT ASSETS
 Cash                                            $        10,000   $        43,000
 Accounts Receivable                                     522,000           264,000
 Short-term investments                                  200,000           200,000
 Cost on uncompleted contracts in excess of
  related billings                                        51,000            43,000
 Other current assets                                     68,000            77,000

     Total current assets                                851,000           627,000

PROPERTY AND EQUIPMENT, net (successful efforts
 method)                                               1,655,000         1,660,000

INVESTMENTS AND OTHER ASSETS
 Note receivable                                          27,000            29,000
 Land investment                                         196,000           196,000
 Available for sale investment                           100,000           100,000
 Equity investment                                             -                 -
 Goodwill, net                                           124,000           126,000
 Other assets                                             65,000            33,000

                                                         512,000           484,000

                                                 $     3,018,000   $     2,771,000


      LIABILITIES AND SHAREHOLDERS' EQUITY
       ------------------------------------
CURRENT LIABILITIES
 Notes payable                                   $       369,000   $       299,000
 Current maturities of long-term debt                     94,000            78,000
 Accounts payable                                        212,000           149,000
 Accrued liabilities                                      50,000            54,000

     Total current liabilities                           725,000           580,000

LONG-TERM DEBT                                           418,000           359,000

COMMITMENT FOR EQUITY INVESTMENT                          42,000             2,000

CONTINGENT LIABILITY                                           -                 -

SHAREHOLDERS' EQUITY
 Capital stock:
  Preferred stock, $.01 par value, authorized
   997,000 shares: no shares issued                            -                 -
  Common stock, $.01 par value, authorized
   5,000,000 shares issued 1,451,699 in 2000
   and 1,351,513 in 1999                                  14,000            13,000
 Capital in excess of par value of common stock        3,045,000         3,046,000
 Retained (deficit)                                   (1,226,000 )      (1,205,000 )
 Less Common Stock held in treasury at cost,
  24,808 Shares in 1999                                        -           (24,000 )

                                                       1,833,000         1,830,000

                                                 $     3,018,000   $     2,771,000




EXHIBIT "C"

                    HAWKS INDUSTRIES. INC. AND SUBSIDIARIES
     PROFORMA CONSOLIDATED BALANCE SHEET WITH PRIVATE PLACEMENT ADJUSTMENT
                                                                May 31,          Private          Balances
                                                                  2000          Placement          After
                                                                  ----          Adjustment        Private
                                                                                ----------       Placement
                                                              (unaudited)                        Adjustment
                                                                                                 ----------
                                ASSETS
                                ------
CURRENT ASSETS
 Cash                                                       $       10,000   $      350,000   $      360,000
 Accounts Receivable                                               522,000                -          522,000
 Short-term investments                                            200,000                -          200,000
 Cost on uncompleted contracts in excess of related
  billings                                                          51,000                -           51,000
 Other current assets                                               68,000                            68,000

     Total current assets                                          851,000          350,000        1,201,000

PROPERTY AND EQUIPMENT, net (successful efforts
  method)                                                        1,655,000                -        1,655,000

INVESTMENTS AND OTHER ASSETS
 Note receivable                                                    27,000                -           27,000
 Land investment                                                   196,000                -          196,000
 Available for sale investment                                     100,000                -          100,000
 Equity investment                                                       -                -                -
 Goodwill, net                                                     124,000                -          124,000
 Other assets                                                       65,000                -           65,000

                                                                   512,000                -          512,000

                                                            $    3,018,000   $      350,000   $    3,368,000


           LIABILITIES AND SHAREHOLDERS' EQUITY
            ------------------------------------
CURRENT LIABILITIES
 Notes payable                                              $      369,000   $            -   $      369,000
 Current maturities of long-term debt                               94,000                -           94,000
 Accounts payable                                                  212,000                -          212,000
 Accrued liabilities                                                50,000                -           50,000

     Total current liabilities                                     725,000                -          725,000

LONG-TERM DEBT                                                     418,000                -          418,000

COMMITMENT FOR EQUITY INVESTMENT                                    42,000                -           42,000

CONTINGENT LIABILITY                                                    -                 -                -

SHAREHOLDERS' EQUITY
 Capital stock:
  Preferred stock, $.01 par value, authorized 997,000
   shares: no shares issued                                              -              -
  Common stock, $.01 par value, authorized 5,000,000
   Shares. Shares issued 1,451,699 before private
   placement, 1,501,699 shares issued after private
   placement                                                        14,000            1,000           15,000
Capital in excess of par value of common stock                   3,045,000          349,000        3,394,000
Retained (deficit)                                              (1,226,000 )            -         (1,226,000 )

                                                                 1,833,000          350,000        2,183,000

                                                            $    3,018,000   $      350,000   $    3,368,000


                         Net Tangible Asset Calculation
Net Assets per May 31, 2000 Proforma Balance Sheet               $2,183,000
Less Goodwill                                                       124,000
                                                                  ---------
Net Tangible Assets                                              $2,059,000
                                                                  =========